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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 28, 2004

                           UNITED NATURAL FOODS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                      000-21531                05-0376157
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

                                  260 Lake Road
                               Dayville, CT 06241
               (Address of Principal Executive Offices) (Zip Code)

                                 (860) 779-2800
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements and Exhibits

      (a)   Financial Statements of Businesses Acquired: Not Applicable

      (b)   Pro Forma Financial Information: Not Applicable

      (c)   Exhibits.

                 Exhibit No.        Description
                 -----------        -----------
                    99.1            Press Release, dated July 28, 2004,
                                    announcing that the Company has extended its primary distribution agreement with Whole
                                    Foods Market, Inc. through December 31,
                                    2004.

Item 9. Regulation FD Disclosure

      On July 28, 2004, the Company issued a press release announcing that the Company has extended its primary distribution agreement with Whole Foods Market, Inc. through December 31, 2004. A copy of this press release is attached as an exhibit to this Form 8-K.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      UNITED NATURAL FOODS, INC.


                                      By: /s/ Rick D. Puckett
                                          -----------------------------------
                                          Rick D. Puckett
                                          Vice President, Treasurer and Chief
                                          Financial Officer

                                      Date: July 29, 2004

                                  EXHIBIT INDEX

  Exhibit No.         Description
  -----------         -----------
    99.1              Press Release, dated July 28, 2004, announcing that the
                      Company has extended its primary distribution agreement with Whole Foods Market, Inc. through December 31, 2004.